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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-50857




                       SUPPLEMENT TO THE PROSPECTUS OF
                       DEAN WITTER SHORT-TERM BOND FUND
                             DATED JUNE 29, 1995

   The following sentence is added to the end of the footnote to the "Summary of Fund Expenses" table appearing at page 3 of the Prospectus and to the end of the sixth paragraph under the heading "The Fund and its Management" appearing on page 5 of the Prospectus:

       The Investment Manager has undertaken, from January 1, 1996 through December 31, 1996, to continue to assume all operating expenses (except for any brokerage fees) and waive the compensation provided for in its Management Agreement to the extent they exceed 1.0% of the Fund's daily net assets.

December 29, 1995